UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023

TransAct Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

(Former Name or Former Address, if Changed Since Last Report): Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TACT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 1, 2023, TransAct Technologies Incorporated (the “Company”) and Siena Lending Group LLC (the “Lender”) entered into a letter agreement (the “Amendment”) amending the Loan and Security Agreement, dated as of March 13, 2020, between the Lender and the Company, as amended (the “Loan Agreement”). The Amendment does not modify the aggregate amount of the revolving commitment or the interest rate applicable to the loans pursuant to the Loan Agreement.

Prior to the effectiveness of the Amendment, Section 7.1(m)(i) of the Loan Agreement provided that if Bart Shuldman, the former Chief Executive Officer (“CEO”) of the Company, ceased to serve in such capacity, it would constitute an event of default under the Loan Agreement unless a successor CEO reasonably satisfactory to the Lender was appointed within 60 days thereafter. In light of the recent departure of Mr. Shuldman as CEO of the Company, the appointment of John M. Dillon to serve as his successor, and the Company’s receipt of confirmation from the Lender of its satisfaction with Mr. Dillon as successor, the parties entered into the Amendment solely to revise Section 7.1(m)(i) of the Loan Agreement to replace the reference to “Bart Shuldman” with “John M. Dillon.” The Amendment does not change any other terms or conditions in the Loan Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Letter Amendment, dated May 1, 2023, to Loan and Security Agreement between Siena Lending Group LLC and TransAct Technologies Incorporated

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ Steven A. DeMartino
Steven A. DeMartino
President, Chief Financial Officer, Treasurer &
Secretary

Date: May 4, 2023